UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 13, 2021

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 1 to Credit Agreement

As previously announced, on January 15, 2021, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) and Ashford Hospitality Limited Partnership, an indirect subsidiary of the Company (the “Borrower”) entered into a Credit Agreement (as amended, the “Credit Agreement”) with certain funds and accounts managed by Oaktree Capital Management, L.P. (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent (the “Administrative Agent”), pursuant to which the Lenders made available to the Borrower a senior secured term loan facility comprising of (a) initial term loans (the “Initial Term Loan”) in an aggregate principal amount of $200,000,000, (b) initial delayed draw term loans in an aggregate principal amount of up to $150,000,000 (the “Initial DDTL”), and (c) additional delayed draw term loans in an aggregate principal amount of up to $100,000,000 (the “Additional DDTL,” and together with the Initial Term Loan and the Initial DDTL, collectively, the “Loans”), in each case to fund general corporate operations of the Company and its subsidiaries.

On October 12, 2021, Ashford Trust and the Borrower entered into Amendment No. 1 to the Credit Agreement (“Amendment No. 1”) with the Lenders and the Administrative Agent. Amendment No. 1, subject to the conditions set forth therein, among other items, (i) extends the commitment period of the Initial DDTL and Additional DDTL from thirty months to forty-two months after the initial closing date of the Credit Agreement, if the Initial Term Loans are repaid in full prior to the expiration of such commitment period (the “DDTL Commitment Period”), (ii) suspends the Company’s obligations to comply with certain covenants during the DDTL Commitment Period if no Loans or accrued interest thereon are outstanding, (iii) suspends the Company’s obligation to subordinate fees due under the advisory agreement if at any point there is no accrued interest outstanding or any accrued dividends on any of the Company’s preferred stock and the Company has sufficient Unrestricted Cash to repay in full all outstanding Loans, (iv) permits the Lenders to, at any time, elect to receive the exit fee in warrants for the purchase of common stock of the Company equal to 19.9% of all Common Stock outstanding on the closing date of the senior secured credit facility subject to certain upward or downward adjustments, and (v) provides that in the event prior to the termination of the facility, the Lenders elect to receive the exit fee in warrants and any of such warrants are sold at a price per share of Common Stock in excess of $40, all obligations owing to the Lenders shall be reduced by an amount equal to 25% of the amount of such excess consideration, subject to certain adjustments.

The foregoing description of the Credit Agreement and Amendment No. 1 and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement and Amendment No. 1, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Warrant Certificate

In connection with the transactions contemplated by the Credit Agreement, and in the event the Lenders elect to receive the exit fee in warrants for the purchase of Common Stock, the Company will issue to the Lenders warrants to purchase 1,745,260 shares of our Common Stock, which represents 19.9% of all Common Stock outstanding on the closing date of the Credit Agreement. The certificate representing such warrants (the “Warrant Certificate”) agreed to by the parties provides for customary adjustments in the event of certain distributions, subdivisions, combinations and other issuances by the Company. The Warrant Certificate also provides for adjustments to the number of shares which such warrants are purchasable for, subject to the terms and conditions set forth in the Credit Agreement and Warrant Certificate, (i) downward in the event certain of the Company’s subsidiaries effect a pledge of the equity interests of certain property-level subsidiaries and (ii) upward in the event the Lenders advance Initial DDTLs to the Company.

The summary of the Warrant Certificate contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1 and the Warrant Certificate included as Exhibit B thereto, which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On October 13, 2021, Ashford Trust issued a press release announcing that it had entered into Amendment No. 1 to the Credit Agreement and the other agreements contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1*	Credit Agreement, dated as of January 15, 2021, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, OPPS AHT Holdings, LLC, ROF8 AHT PT, LLC, Oaktree Phoenix Investment Fund AIF (Delaware), L.P., and Oaktree Fund Administration, LLC, as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K, filed on January 15, 2021) (File No. 001-31775).

10.2	Amendment No. 1 to the Credit Agreement, dated as of October 12, 2021, by and among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, OPPS AHT Holdings, LLC, ROF8 AHT PT, LLC, The Lenders Phoenix Investment Fund AIF (Delaware), L.P., and Oaktree Fund Administration, LLC, as administrative agent.

10.3	Investor Agreement, dated as of January 15, 2021, by and among Ashford Hospitality Trust, Inc., OPPS AHT Holdings, LLC and ROF8 AHT PT, LLC (incorporated by reference to Exhibit 10.2 to the Registrant’s Form 8-K, filed on January 15, 2021) (File No. 001-31775).

10.4	Subordination and Non-Disturbance Agreement, dated as of January 15, 2021, by and among Oaktree Fund Administration, LLC as the Administrative Agent and collateral agent on behalf of the Lenders, Ashford Inc., Ashford Hospitality Advisors LLC, Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Remington Lodging & Hospitality, LLC, Premier Project Management, LLC and Lismore Capital II LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Form 8-K, filed on January 15, 2021) (File No. 001-31775).

99.1	Press Release, dated October 13, 2021.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

* Certain of the schedules to the Credit Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Alex Rose
Alex Rose Executive Vice President, General Counsel & Secretary

Date: October 13, 2021

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